UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 10, 2020

EMMIS COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its

charter)

Indiana	0-23264	35-1542018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE EMMIS PLAZA

40 MONUMENT CIRCLE

SUITE 700

INDIANAPOLIS, INDIANA 46204

(Address of principal executive offices and Zip Code)

(317) 266-0100

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	EMMS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 to Current Report on Form 8-K (this “Amendment No. 1”) amends and supplements the Current Report on Form 8-K of Emmis Communications Corporation, an Indiana corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2020 (the “Original Form 8-K”). On March 10, 2020, Lencore Acoustics, LLC f/k/a Emmis QOZ Business, LLC (“EQOZB”), an Indiana limited liability company and wholly-owned subsidiary of Emmis Communications Corporation, an Indiana corporation (“Emmis”), Emmis Operating Company (“EOC”), an Indiana corporation and wholly-owned subsidiary of Emmis, Lencore Acoustics Corporation, a New York corporation (“Lencore”), and the stockholders listed therein (the “Stockholders”) entered into a certain Asset Purchase Agreement (the “APA”) pursuant to which EQOZB contemporaneously acquired (the “Acquisition”) substantially all of the assets of Lencore used and useful in Lencore’s sound masking business (the “Sound Masking Business”).

This Amendment No. 1 amends Item 9.01 of the Original Form 8-K for the purpose of filing the financial information required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K. This Amendment No. 1 does not otherwise update, modify or amend the Original Form 8-K and should be read in conjunction with the Original Form 8-K.

Item 9.01Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired

The audited financial statements of the Sound Masking Business as of and for the year ended December 31, 2018 and the unaudited financial statements of the Sound Masking Business as of and for the nine months ended September 30, 2019, which are filed as Exhibit 99.1 and 99.2 hereto and are incorporated by reference herein.

(b)     Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of November 30, 2019, and the unaudited pro forma condensed combined statements of operations for the nine months ended November 30, 2019 and the year ended February 28, 2019 (collectively the “Unaudited Pro Forma Financial Statements”), which are filed as Exhibit 99.3 hereto and are incorporated by reference herein. The Unaudited Pro Forma Financial Statements give effect to the Acquisition.

(d)     Exhibits.

Exhibit No.	Description
23.1	Consent and Ernst & Young, LLP.
99.1	Audited financial statements of the Sound Masking Business as of and for the year ended December 31, 2018.
99.2	Unaudited financial statements of the Sound Masking Business as of and for the nine months ended September 30, 2019.
99.3

Unaudited pro forma condensed combined balance sheet of Emmis Communications Corporation as of November 30, 2019, and unaudited pro forma condensed combined statements of operations of Emmis Communications Corporation for the nine months ended November 30, 2019 and the year ended February 28, 2019.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMMIS COMMUNICATIONS CORPORATION
Date: May 13, 2020
	By:	/s/ Ryan A. Hornaday
Ryan A. Hornaday
Executive Vice President,
Chief Financial Officer, & Treasurer